                                                                   Exhibit 10.17

                                                                  EXECUTION COPY

                       FIFTH LEASE MODIFICATION AGREEMENT

                          Kenvic Associates, Landlord

                                      with

                          Instinet Corporation, Tenant

                                 June 14, 1996

                       FIFTH LEASE MODIFICATION AGREEMENT

      THIS FIFTH LEASE MODIFICATION AGREEMENT (the "Agreement"), dated as of June 14, 1996, between KENVIC ASSOCIATES, a partnership having an office at 875 Third Avenue, New York, New York 10022 ("Landlord") and INSTINET CORPORATION, a Delaware corporation having an office at 875 Third Avenue, New York, New York 10022 ("Tenant").

                              W I T N E S S E T H:

      WHEREAS, Landlord and Tenant are parties to that certain lease dated as of November 19, 1992, relating to the entire twenty eighth (28th) and twenty ninth
(29th) floors in the Building, as modified by a Lease Modification Agreement dated as of July 9, 1993 (the "First Lease Modification Agreement") relating to the entire eighteenth (18th) floor in the Building, a Second Lease Modification Agreement dated June 7, 1994 (the "Second lease Modification Agreement") relating to a portion of the twenty-seventh (27th) floor of the Building, a Third Lease Modification Agreement dated as of October 21, 1994 (the "Third Lease Modification Agreement") relating to a portion of the third (3rd) floor in the Building and a Fourth Lease Modification Agreement dated as of February 14, 1996 (the "Fourth lease Modification") relating to the entire nineteenth (19th) floor (said lease, as so modified by the First Lease

Modification Agreement, the Second Lease Modification Agreement, the Third Lease Modification Agreement and the Fourth Lease Modification Agreement, is hereinafter referred to as the "Lease");

      WHEREAS, pursuant to the Third Lease Modification Agreement, Landlord leased to Tenant a portion of the third (3rd) floor of the Building (the "Additional 3rd Floor Premises") and granted Tenant an option (the "Third (3rd) Floor Expansion Option") to lease an additional portion of the third (3rd) floor of the Building (the "Landlords Occupied Space"); and


      WHEREAS, Landlord and Tenant agree that Tenant has duly and validly exercised the Third (3rd) Floor Expansion Option to lease the Landlords Occupied Space and, in addition desires to lease additional space on the third (3rd) floor of the Building (the "Further 3rd Floor Premises") all as indicated on Exhibit A annexed hereto;


      WHEREAS, Landlord and Tenant desire to modify the Lease as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual agreements herein, the Lease is amended as follows:

      1. All the terms of this Agreement, the initial letters of which are capitalized and not otherwise defined, shall have the meanings set forth in the Lease.

      2. Effective upon the date (the "3rd Floor Delivery Date") Landlord tenders to Tenant Vacant Possession of the Landlords Occupied Space and the Further 3rd Floor Premises, (collectively the "Supplemental 3rd Floor Premises")
Section 1.02 of the Lease is modified by adding to the Premises the Supplemental Third Floor Premises and the term "Premises" shall thereafter include the Supplemental Third Floor Premises. The rentable square foot area of the Supplemental Third Floor Premises is hereby deemed to be 11,500 rentable square feet.

      3. Section 3.01 of the Lease is hereby modified so that the Fixed Rent payable under the Lease is increased as follows:


            A. From and after the 3rd Floor Delivery Date, the Fixed Rent shall be increased by the aggregate of (i) $315,100 per annum and (ii) the Additional Rent as of that date for Tax Escalation under Article 6 (TAX PAYMENTS) and for Expense Escalation under Article 7 (ESCALATION) per rentable square foot with respect to the 18th floor; and


            B. From and after the later to occur of (i) the 3rd Floor Delivery Date and (ii) August 1, 1998, through and including the Expiration Date, the Fixed Rent shall be increased by an additional $46,000, per annum.


      4. Effective as of the 3rd Floor Delivery Date, Articles 6 (TAX PAYMENTS) and 7 (ESCALATION) of the Lease are modified (and Paragraph 7 of the Fourth Lease Modification Agreement is superseded) so that the Tenant's Share is increased to 21.58%; provided however (A) for purposes of Article 6, (i) the Base Tax for 16.29/21.58 of the Tenant's Share shall be Real Estate Taxes for the 1993/1994 Tax year, (ii) the Base Tax for 3.62/21.58 of the Tenant's Share shall be Real Estate Taxes for the 1994/1995 Tax Year and (iii) the Base Tax for 1.67/21.58 of the Tenants Share shall be Real Estate Taxes for the 1995/96 Tax Year and (B) for purposes of Article 7, (i) the Expense Base for 16.29/21.58 of the Tenant's Share shall be the average of the Expenses for the 1993 Calendar Year and the 1994 Calendar Year, (ii) the Expense Base for 2.11/21.58 of the Tenant's Share shall be the 1994 Calendar Year, (iii) the Expense Base for 1.51/21.58 of the Tenant's Share shall be the 1995 Calendar Year, and (iv) the Expense Base for 1.67/21.58 of the Tenant's Share shall be the 1996 Calendar Year.


      5. Landlord represents, warrants and covenants that the Building Equipment which serves the Supplemental Third Floor Premises shall be in working order on the date

Vacant Possession of the Supplemental Third Floor Premises is tendered to
Tenant.

      6. The Lease is further modified as follows:

            A. By adding to Section 10.10 of the Lease "or the Supplemental 3rd Floor Premises" after the words "Additional 19th Floor Premises" on line 4 of said section.

            B. By modifying subparagraph D of paragraph 8 of the Second Lease Modification Agreement (which modifies Section 16.02 of the Lease) by inserting in clause (ii) of said Section (x) after the words "Additional 3rd Floor Premises" on line 13 of said subparagraph, the following: ", the Supplemental 3rd Floor Premises" and (y) after the words "on the first day of the term of the lease of the Additional 3rd Floor Premises, with respect to the 3rd Floor," on line 20, the words "on the 3rd Floor Delivery Date, with respect to the Supplemental 3rd Floor Premises,".

            C. By adding a new sentence to Section 22.09 of the Lease to read as follows: "Tenant agrees that upon the 3rd Floor Delivery Date the rentable square footage of the Premises consists of 148,000 square feet."

            D. By inserting in Section 24.02 of the Lease (i) after the words "and the Additional 19th Floor Premises" on line 2 thereof the words ", and with respect to the Supplemental 3rd Floor Premises,".

            E. By modifying Section 43.01 of the Lease by inserting on line 26 thereof, after the word "including," the words "the Supplemental 3rd Floor Premises".

            F. By deleting all of (i) Paragraph 5 of the Third Lease Modification Agreement beginning after the word "hereof" on line 6 thereof and
(ii) that portion of the third sentence of Section 44.03 of the Lease commencing after the word "asbestos" on line 22, and replacing all of such deleted language referred to in clauses (i) and (ii) with a period.

            G. The provisions of (i) Section 44.02, (ii) the fifth and sixth sentences of Section 44.03, (iii) the fourth and fifth sentences of Section 44.07, and (iv) the third sentence of Section 44.08 of the Lease are all hereby deleted.

      7. The following provisions of the Third Lease Modification Agreement, and only such provisions, shall apply to the leasing of the Further 3rd Floor Premises as if the word "Landlords Occupied Space" were deleted and replaced by the words "Supplemental 3rd Floor Premises" which were subject to the Third Floor Expansion Option:

            (a) The third and fourth sentences of Section 44.03.

            (b) Section 44.06.

            (c) Section 44.07.

            (d) Section 44.08.

            (e) Subparagraphs (A) and (B) and the first sentence of Subparagraph
(C) of Paragraph 8.

      8. Tenant is aware of the fact that in order for Landlord to be able to tender Vacant Possession of the Supplemental Third Floor Premises, Landlord must relocate its offices to other space on either the eighth (8th) or the tenth
(l0th) floor of the Building (such other space being hereinafter called the "Temporary Space"). Tenant is also aware of the fact that Landlord has identified such Temporary Space. While it is Landlord's expectation and intention to tender Vacant Possession of the Supplemental 3rd Floor Premises on or prior to August 15, 1996, Tenant agrees that, notwithstanding any other provisions to the contrary in this Agreement or in the Lease, Landlord will not be obligated to tender Vacant Possession of the Supplemental 3rd Floor Premises to Tenant until fifteen (15) business days after Vacant Possession of the Temporary Space has been delivered to Landlord. Notwithstanding any other provisions to the contrary in this Agreement or in the Lease, in the event Landlord is unable or fails to tender Vacant Possession of the Supplemental 3rd Floor Premises on or before February 17, 1997 for any reason, Tenant may, as its sole remedy, by notice in writing sent on or before the earlier to occur of the tender of such Vacant Possession or

February 28, 1997 elect to accept Vacant Possession of only the Landlord's Occupied Space, in which event (A) Landlord shall (i) on or before June 3, 1997, tender Vacant Possession of the Landlord's Occupied Space to Tenant (ii) prepare the demising wall indicated on Exhibit C annexed to the Third Lease Modification Agreement separating the Landlord's Occupied Space and the Further Third Floor Premises in accordance with Legal Requirements and in a building standard manner for a first class office building (i.e. taped, spackled and prepared to receive Finish Work) at such time as not to delay performance by Tenant of any Finish Work therein (but in no event later than the date Tenant completes its Finish
Work) and at the sole cost and expense of Landlord and (iii) separate the electrical distribution at the panel in the electric closet serving the Landlord's Occupied Space into two (2) separate panels, one serving the Landlord's Occupied Space and the other serving the Further Third Floor Premises, and (B) Landlord and Tenant shall promptly enter into a written modification of this Agreement to modify the provisions of paragraphs 2, 3, 4, 5, 6 and 7 of this Agreement to reflect such election. In the event that for any reason Landlord is unable to tender Vacant Possession of Landlord's Occupied Space on or before June 3, 1997, Tenant may, as its sole remedy, by notice in writing sent on or before the earlier to occur of the tender of such Vacant Possession or June 13, 1997, elect to cancel its notice to accept Vacant Possession of only the Landlord's Occupied Space, in which event this Agreement shall, upon the receipt by Landlord of such notice of election to cancel, be deemed canceled and terminated.

      9. (a) Tenant is aware of the fact that upon Landlord's tendering Vacant Possession of the Supplemental 3rd Floor Premises, it will be locating its offices to Temporary Space pursuant to a sublease which expires on June 30, 1997 (the "Sublease"). Accordingly, prior to June 30, 1997 Landlord will be required either to (i) extend the term of the Sublease or (ii) relocate to other space in the Building or elsewhere (such other space being hereinafter called "Replacement Space"). Tenant has agreed that so long as Landlord has tendered Vacant Possession of the Supplemental 3rd Floor Premises to Tenant, in either of the events described in clauses (i) or (ii) above, Tenant shall reimburse Landlord for all Relocation Costs (hereinafter defined) in connection with the demising of space during the extension of the term of the Sublease or its relocation to Replacement Space referred to in clauses (i) and (ii). As used herein, the term "Relocation Costs" shall mean all costs incurred by Landlord in connection with fitting either the space demised during the extension of the term of the Sublease or the Replacement Space for occupancy including all costs incurred in connection with the alteration, improvement or construction thereof, the cost of decorating, painting, carpeting, electrical wiring and other costs of installing telecommunication and computer equipment, the cost of moving its property into such space, plus all reasonable out-of-pocket expenses incurred by Landlord for architects, engineers, attorneys and other professional advisors and all filing fees and other out-of-pocket disbursements incurred by Landlord in connection with such relocation.

            (b) The Relocation Costs shall be paid to Landlord as follows:
$75,000 on the later to occur of April 1, 1997 or the sending by Landlord of a notice of the date on which Landlord shall tender Vacant Possession of the Supplemental 3rd Floor Premises to Tenant; and the balance upon notice from Landlord either that it has incurred at least $200,000 of Relocation Costs or the extension or relocation, whether in the Building or elsewhere, has been completed. Concurrently with such notice Landlord will submit to Tenant copies of unpaid bills and invoices evidencing such Relocation Costs for which reimbursement is sought. Tenant shall, within ten (10) days after the receipt of such bills or invoices, pay to Landlord the excess above $75,000 of all Relocation Costs for which reimbursement is sought, such excess not to exceed $125,000.

            (c) (i) In the event that Vacant Possession of the Supplemental 3rd Floor Premises is not, despite such notice, in fact tendered to Tenant by June 3, 1997, Landlord shall promptly thereafter remit to Tenant the $75,000 paid Landlord on April 1, 1997.

                (ii) In the event that Vacant Possession of the Supplemental 3rd Floor Premises is, in fact, so tendered to Tenant but the Relocation Costs are less than $75,000, Landlord shall, within thirty (30) days after demand therefor, remit to Tenant the difference between the Relocation Costs and $75,000.

                (iii) Upon Landlord's failure to so remit any sums due under clauses (c) (i) and (c) (ii) , as the case may be, within thirty (30) days after such remittance is due and payable, and if Tenant has notified Landlord thereof, and Landlord has not, within thirty (30) days of such notice either remitted such sum or advised Tenant in writing that it does not believe Tenant is entitled to the amount claimed and the basis therefor, Tenant may credit the next installment of Fixed Rent by the amount of the remittance then due from Landlord. All sums due hereunder by Tenant to Landlord shall be deemed Additional Rent.

      10. Tenant represents that in the negotiation of this Agreement it dealt with no broker other than Koll Management Services, Inc. (the "Broker") and no other broker participated in bringing about this Agreement. Tenant hereby indemnifies and agrees to defend and hold Landlord harmless against any claim or liability arising out of any inaccuracy or alleged inaccuracy of the above representation. The parties hereto acknowledge that the Broker will be paid a commission in accordance with a separate agreement between Landlord and Broker. Landlord represents that to the best of Landlord's knowledge, it has not dealt with any broker other than the Broker in connection with this Agreement.

      11. Except as modified by this Agreement, the Lease shall remain in full force and effect in accordance with its terms and (except for the representations set forth therein) is hereby ratified and confirmed.

      12. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written

                                            LANDLORD:

WITNESS:                                    KENVIC ASSOCIATES

/s/ John C. Lisher                          By: /s/ Lucille Gladstone
----------------------                          -------------------------------
                                                Name: Lucille Gladstone
                                                Title: Partner


                                            TENANT:

WITNESS:                                    INSTINET CORPORATION

/s/ Tracey Putrino                          By: /s/ Daniel M. Rosenthal
----------------------                          -------------------------------
                                                Name: Daniel Rosenthal
                                                Title: Senior Vice President

                           LANDLORD'S ACKNOWLEDGEMENT

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

      On this 14th day of June, 1996, before me personally came Lucille Gladstone, to me known, who, being by me duly sworn, did depose and say that she is a partner in the firm of KENVIC ASSOCIATES, a New York partnership, and that she executed the foregoing instrument as and on behalf of said partnership.


                                            /s/ Elizabeth A. Diaks
                                            ----------------------------------
                                                     Notary Public

                                                  ELIZABETH A. DIAKS
                                           Notary Public, State of New York
                                                  No 01BU4987648
                                             Qualified in Nassau County
                                             Commission Expires 10/21/97

                       CORPORATE TENANT'S ACKNOWLEDGEMENT

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )

      On this 14th day of June, 1996, before me personally came Daniel Rosenthal, to me known, who, being by me duly sworn, did depose and say that the resides at
                                                                               ;
that he is the Senior Vice President of Instinet Corporation, the corporation described in and which executed the foregoing Lease, as Tenant, and that he signed his name thereto by order of that corporation's board of directors.


                                            /s/ Howard Brown
                                            ----------------------------------
                                                     Notary Public

                                                      HOWARD BROWN
                                            Notary Public, State of New York
                                                      No 31-5024906
                                              Qualified in New York County
                                              My Commission Expires 3/21/98

                                    EXHIBIT A

                                    EXHIBIT A
                                    ---------

                              [FLOOR PLAN OMITTED]